UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 15, 2003

FLIGHT SAFETY TECHNOLOGIES, INC. (Exact name of registrant as specified in its charter)

Nevada (State of Incorporation)	000-33305 (Commission File No.)	95-4863690 (I.R.S. Employer ID No.)

        28 Cottrell Street, Mystic, Connecticut 06355
(Address of principal executive offices and Zip Code)

                              (860) 245-0191
(Registrant's telephone number, including area code)

Item 5. Other Events.

At a special meeting of our Board of Directors held on July 14, 2003, Mr. Kenneth Wood was unanimously elected as a director of the Company. From 1996 to 2002, Mr. Wood was the President of Barringer Technologies, one of the world's leading trace detection companies. Mr. Wood directed the company to its present industry leading position by stressing the quality of product, customer support, and new product innovation. Today there are more than 5,000 Barringer trace detectors deployed around the globe serving a variety of security and law enforcement missions. Mr. Wood joined the Barringer organization in 1990 at which time Barringer was a development stage company with virtually no sales. At Barringer, Mr. Wood was heavily involved in introducing the first IONSCAN explosives and narcotics detectors to the marketplace. He actively participated in the company's new product development efforts, which produced a series of IONSCAN instruments geared towards meeting market demands. The handheld IONSCAN Sabre (explosives/CW detection), the Sentinel walk-through portal (automated non-invasive explosives detection), and the Centurion fixed site chemical warfare monitor are the latest trace detection products in this series of detectors, and an automated trace based baggage system is currently being tested at Idaho National Engineering Labs. Mr. Wood brought to the Company revenues in excess of $60 million a year and subsequently sold the company to an international conglomerate.

Mr. Wood has extensive experience with the Homeland Defense technical and user community. Barringer detection products were designed and developed with significant input from users such as the FAA, SBCCOM, FBI, Coast Guard, Customs, TSWG, and State Department.

From 1978 to 1990, Mr. Wood was Program Director for Data Storage and Special Test Equipment programs at the Lockheed Corporation. In this capacity, he was responsible for the design, development and production of various avionics packages for the C-5 transport and the B-2 stealth bomber. Customers included the USAF, Boeing, and Northrup.

Between July 10, 2003 and July 15, 2003, we issued 350,000 shares of our registered common stock pursuant to the exercise of warrants by institutional investors who participated in our private placement of common stock in September, 2002. The warrant exercise resulted in gross proceeds of SEVEN HUNDRED THOUSAND DOLLARS ($700,000) to the company. The net funds raised will be used for general corporate purposes. These shares were previously registered to permit public trading pursuant to a Form SB-2 we filed with the Securities and Exchange Commission that became effective February 19, 2003.

Item 6. Resignation of Registrant's Director.

On July 11, 2003, Mr. Samuel V. Vail submitted his resignation as a Director, Treasurer and Secretary of the Company to be effective immediately. Mr. Vail has served as a Director of the Company's former subsidiary since October 10, 2001 and as a Director of the Company since his appointment on September 1, 2002.

Such resignation was not in connection with any disagreement between Mr. Vail and the Company on any matter relating to the Company's operations, policies or practices. Mr. Vail's resignation is the result of an internal policy decision at his employer Spencer Trask to limit affiliations with companies in which they hold equity. A copy of Mr. Vail's resignation letter is attached hereto as Exhibit 99.1.

The Board of Directors has unanimously voted that David D. Cryer, our current Chief Financial Officer, be appointed as the new Secretary and Treasurer of the Company.

Item 9. REGULATION FD DISCLOSURE

Cautionary Statement Pursuant to Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995:

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 9 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

On July 14, 2003, we issued a news release announcing that we have finalized the planning for further testing of our wake vortex technology at Denver International Airport in August and September. In this release, we also announced that the FAA had released a mission statement entitled Mission Needs Statement for Wake Turbulence and its potential implications for our Company. The press release also referenced that a certain company, FlightSafety International, is asserting that there may be a conflict regarding the company's name. This news release is attached as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

On July 16, 2003 the New London Day published an article on us based, in part, on an interview with our Chairman and CEO, Samuel A. Kovnat, which is attached as Exhibit 99.3 to this Form 8-K.

On July 17, 2003, we issued a news release announcing the appointment of Mr. Wood to the Board of Directors, the resignation of Mr. Vail, the exercise of the warrants referenced above and the appointment of Mr. Cryer as Treasurer and Secretary. This news release is attached as Exhibit 99.4 to this Form 8-K and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLIGHT SAFETY TECHNOLOGIES, INC. Date: July 17, 2003 /s/ Samuel A. Kovnat

Samuel A. Kovnat Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Resignation Letter
99.2	Press Release dated July 14, 2003
99.3	July 16, 2003 Newspaper Article from the New London Day
99.4	Press Release dated July 17, 2003